Exhibit 99.2

Third Quarter 2013 Earnings Presentation November 7, 2013 Scientific Games

Forward - Looking Statements and Non - GAAP Financial Measures 2 Forward - Looking Statements: Throughout this presentation the Company makes “forward - looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements describe future expectations, plans, results or strategies and can often be identified by the u se of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportun ity ,” or similar terminology. Forward - looking statements may contain expectations regarding activities, financial position, operations, synergies and other re sults following our acquisition of WMS. These statements are based upon management’s current expectations, assumptions and estimates and are not gua rantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a var iet y of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; te chnological change; retention and renewal of existing contracts and entry into new or revised contracts; effect of indebtedness on our operations an d financial condition; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of our intellectu al property; ability to license third party intellectual property; intellectual property rights of others; security and integrity of software and systems; re lia nce on information technology systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to id ent ify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, strategic equity investments and relationships; in abi lity of our joint venture to meet the net income targets or otherwise to realize the anticipated benefits under its private management agreement with the Illin ois Lottery; inability of our joint venture to meet the net income targets or other requirements under its agreement to provide marketing and sales service s t o the New Jersey Lottery or otherwise to realize the anticipated benefits under such agreement (including as a result of a protest); failure to realiz e t he anticipated benefits related to the award to our consortium of an instant ticket concession in Greece; the seasonality of our business; disruption of our cur rent plans and operations in connection with our acquisition of WMS; failure to achieve the intended benefits of the WMS acquisition, including due to the in ability to realize synergies in the anticipated amounts or within the contemplated time - frames or cost expectations, or at all; inability to identify and capita lize on trends and changes in the lottery and gaming industries, including the potential expansion of regulated gaming via the internet; inability to enhan ce and develop successful gaming concepts; slow growth of gaming jurisdictions or the casino industry; decline in the replacement cycle of gaming machi nes ; consolidation or ownership changes in the casino industry; dependence on suppliers and manufacturers; liability for product defects; fluctuati ons in foreign currency exchange rates and other factors associated with international operations; influence of certain stockholders; dependence on k ey personnel; failure to perform under our contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additiona l i nformation regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward - looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in our Annual Report on For m 10 - K filed with the SEC on March 12, 2013 and in our subsequent periodic reports. Forward - looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update an y forward - looking statements whether as a result of new information, future events or otherwise. The date of this presentation is as of November 7, 2013, and the information provided herein is presented through the dates i ndi cated on the applicable slides. Forward - looking statements speak only as of the date they are made and, except for Scientific Games’ ongoing obligation s under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward - looking statements whether as a result of new information, future events or otherwise. Note Regarding Presentation of Non - GAAP Financial Measures: This presentation and the related discussion include certain financial measures that were not prepared in accordance with gen era lly accepted accounting principles in the United States (GAAP). Additional information regarding these non - GAAP financial measures, including reconcili ations to the most directly comparable GAAP financial measures, can be found in Scientific Games’ press release dated November 7, 2013. This press relea se is available on Scientific Games’ website at www.scientificgames.com in the “Investor Information – Press Releases”. All references to our “credit agreement” refer to the Company’s prior credit agreement that was in effect as of September 30, 20 13 and was subsequently terminated on October 18, 2013 in connection with the Company’s closing of the WMS acquisition and entry into its new credit fac ilities. Scientific Games sold its installed base of gaming terminals in its pub business on March 25, 2013. The related results of op era tions are presented as discontinued operations in the Company’s financial statements for all periods presented. All financial results referenced in thi s presentation are for continuing operations only, unless otherwise noted.

(1) EBITDA from equity investments, as used herein, represents our share of the EBITDA (i.e., earnings (whether or not distributed to us) plus income tax expense, depreciation and amortization expense and interest (income) expense, net of other) of our equity investees. EBITDA fro m equity investments is a non - GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to earnings from equity investments in our November 7, 2013 press release. (2) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our November 7, 2013 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only th e income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non - GAAP financial measure that is pr esented herein as a supplemental disclosure and is reconciled to net income (loss) in our November 7, 2013 press release. (3) Free cash flow, as included herein, represents net cash provided by operating activities less total capital expenditures (whi ch includes lottery and gaming systems expenditures and other intangible assets and software expenditures). Free cash flow is a non - GAAP financial measure tha t is presented herein as a supplemental disclosure and is reconciled to net cash provided by operating activities in our November 7, 2013 press release. All references to our “credit agreement” refer to the Company’s prior credit agreement that was in effect as of September 30, 2013 and was subsequently terminated on October 18, 2013 in connection with the Company’s closing of the WMS acquisition and entry into its new credit facilities . Q3 Results: Financial Summary ($ in millions, except per share amounts) 3 2013 2012 $ Δ % Δ Revenue 234.4$ 224.6$ 9.8$ 4.3% Printed Products 132.7 127.4 5.3 4.2% Lottery Systems 69.0 61.9 7.1 11.5% Gaming 32.7 35.4 (2.7) (7.6%) Operating Income 25.7 16.5 9.2 55.4% Printed Products 39.2 30.3 8.9 29.3% Lottery Systems 8.3 8.9 (0.6) (7.2%) Gaming 0.9 (4.4) 5.4 NM Corporate Expense 22.7 18.2 4.5 24.7% Net Loss (Continuing Operations) (0.4) (24.6) 24.2 98.5% Net Loss per share (Continuing Operations) (0.01) (0.27) 0.26 96.3% EBITDA from Equity Investments (1) 20.5 19.2 1.3 6.8% Attributable EBITDA (Continuing Operations) (2) 91.9 82.3 9.6 11.6% Total Capital Expenditures (3) 31.9 29.7 2.2 7.4% Free Cash Flow (3) (6.2) (5.1) (1.1) (22.1%) Third Quarter

Q3 Results: Key Highlights 4 ▪ Revenue increased $9.8 million to $234.4 million driven by Printed Products and Lottery Systems growth ▪ Operating income increased 55%, or $9.2 million, to $25.7 million, primarily reflecting improvements in Printed Products and Gaming o Incurred professional fees and other expenses related to the WMS transaction of approximately $2.5 million in the quarter ▪ Attributable EBITDA rose 12% to $91.9 million driven by higher revenue and more profitable revenue mix ▪ Announced new contracts with the Maryland Lottery and Delaware Lottery ▪ Extended lottery contracts in Florida, Missouri, Montana and Wisconsin, and gaming contract with U.K. bookmaker Ladbrokes ▪ Completed the acquisition of WMS on October 18, 2013

Attributable EBITDA[1]

($ in millions)

	Third Quarter 2013	Third Quarter 2012	$ Δ	% Δ
Net loss from continuing operations	$ (0.4)	$ (24.6)	$ 24.2	98.5%
Add: Interest expense	25.1	26.0	(0.9)	(3.3%)
Add: Income tax expense	4.2	6.0	(1.7)	(29.0%)
Add: Depreciation and amortization	35.2	35.7	(0.4)	(1.2%)
Add: Early extinguishment of debt	-	15.5	(15.5)	N/A
Add/Less: Other (income) expense	0.0	(0.7)	0.7	NM
EBITDA from continuing operations	$ 64.3	$ 57.9	$ 6.4	11.0%
Less: Earnings from equity investments	$ (3.4)	$ (5.7)	$ 2.3	40.7%
Add: EBITDA from equity investments[2]	20.5	19.2	1.3	6.6%
Add: Non-cash stock-based compensation expenses	5.8	5.9	(0.1)	(1.8%)
Add: Acquisition Advisory Fees	2.5	0.5	2.0	407.2%
Add: Playtech royalties and fees	2.2	1.8	0.4	21.5%
Add: Other credit agreement adjustments[3]	0.0	2.7	(2.7)	(97.4%)
Attributable EBITDA from continuing operations	**$ 91.9**	**$ 82.3**	**$ 9.6**	**11.6%**


$325.3
$333.6
$349.4
Q3 '11
Q3 '12
Q3 '13
LTM Attributable EBITDA for Periods

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our November 7, 2013 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our November 7, 2013 press release.

(2) EBITDA from equity investments, as used herein, represents our share of the EBITDA (i.e., earnings (whether or not distributed to us) plus income tax expense, depreciation and amortization expense and interest (income) expense, net of other) of our equity investees. EBITDA from equity investments is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to earnings from equity investments in our November 7, 2013 press release.

(3) Amounts include other adjustments contemplated by the credit agreement, including the write-off of unamortized deferred financing costs in connection with early extinguishment of debt and other debt-related fees and charges, management transition expenses, transaction expenses and restructuring expenses, foreign exchange transactions, interest income, minority interest and other items.

All references to our "credit agreement" refer to the Company's prior credit agreement that was in effect as of September 30, 2013 and was subsequently terminated on October 18, 2013 in connection with the Company's closing of the WMS acquisition and entry into its new credit facilities.

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Capital Structure as of 9/30/13 6 ▪ Cash and cash equivalents of $73.5 million ▪ Availability under revolving credit facility of $210.3 million ▪ Total debt of $1,459.1 million ▪ On October 18, 2013, entered into a new $2.6 billion senior secured credit facility in connection with the acquisition of WMS o $ 300 million revolving credit facility (undrawn) o $ 2.3 billion term loan facility

Q3 Key Performance Indicators

U.S. Lottery Customers' Retail Sales Y/Y Δ



8.9%
8.5%
5.1%
10.9%
2.0%
(14.9%)
4.9%
10.8%
4.2%
7.6%
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Instant Tickets
Lottery Systems

China Sports Lottery Instant Ticket Retail Sales Y/Y Δ



(17.6%)
(14.9%)
(12.5%)
(7.6%)
(2.3%)
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13

Italy Instant Ticket Retail Sales Y/Y Δ



(6.3%)
3.9%
(2.8%)
(2.4%)
0.4%
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13

Global Draw U.K. Betting Shop Performance Y/Y Δ



Terminals
18,405
19,123
19,453
19,638
19,848
6.5%
0.8%
(1.2%)
(2.2%)
(4.7%)
Q3'12 (2)
Q4'12 (2)
Q1'13 (2)
Q2'13 (2)
Q3'13
Global Draw U.K. gross win per terminal per day (1)

(1) *Represents the average amount bet less player winnings, excluding taxes and other fees, per installed Global Draw terminal per day.*

(2) *Percentage increases for Q3'12, Q4'12, Q1'13 and Q2'13 are calculated excluding William Hill's results in the prior-year period. The Company's contract with William Hill expired in Q1'12.*

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New Contracts and Contract Extensions

Customer	Term/Type of Contract	Commence Date	Term/Extensions	Additional Information
New Contracts				
Maryland Lottery	Instant ticket PPK (secondary)	Sep-13	Aug-17 / one 3-yr	$507M FY12 instant ticket sales*
Delaware Lottery	iGaming hosting and content	Sep-13	Sep-18 / four 1-yr	First-in-the-nation, full casino-style legalized online gaming launched Nov 2013
Contract Extensions				
Florida Lottery	Primary instant ticket CSP	Oct-14	Sept-18 / none	$2.6B FY12 instant ticket sales*
Ladbrokes	Server-based gaming machines	Oct-13	Mar-19 / none	~9,000 terminals in 2,250 U.K. shops
Missouri Lottery	Primary instant ticket POS	Jul-14	Jun-15 / six 1-yr	$743M FY12 instant ticket sales*
Missouri Lottery	Properties Plus®	Oct-13	Oct-14 / six 1-yr	$743M FY12 instant ticket sales*
Montana Lottery	Primary instant ticket PPK	Sep-13	Aug-15 / none	$17M FY12 instant ticket sales*
Wisconsin Lottery	Instant ticket PPK (secondary)	Nov-13	Oct-14 / none	$320M FY12 instant ticket sales*

* State Lottery Retail Sales Source: LaFleur's World Lottery Almanac based on lottery's fiscal year

PPK = Price per thousand
CSP = Cooperative services
POS = Percentage of sales

- **In October 2013, Northstar New Jersey commenced operations, providing instant games, lottery systems and equipment, and related services for the New Jersey Lottery**
- **Scientific Games began providing instant games to the Panama National Lottery in October 2013**
- **Scientific Games began providing instant games in the Dominican Republic through LEIDSA's established network of retailers in October 2013**
- **In early November 2013, Delaware iGaming went live with the first-in-the nation, legalized online casino-style gaming: poker, casino table games and casino slots games**

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Printed Products ($ in millions) 9 ▪ Licensed properties revenue growth primarily reflects new contract signings, promotional games and multi - game agreements ▪ Revenue growth from POS and CSP customers principally reflects higher retail sales in U.S. and Europe ▪ Decline in revenue from price per thousand customers primarily reflects decrease in revenue from U.S. customers, partially offset by increase in revenue from customers in international jurisdictions ▪ Decrease in D&A and employee termination and restructuring costs due largely to closure of our Australia printing facility in 2012 $518.7 $500.7 $502.0 LTM Revenue f or Periods Revenue Q3'12 Revenue $127.4 Licensed Properties 7.2 Percentage of Sales (POS) and Cooperative Services (CSP) Customers 3.9 Price Per Thousand Customers (5.2) Impact of Foreign Exchange and Other (0.6) Q3'13 Revenue $132.7 Operating Income Q3'12 Operating Income $30.3 +/- Impact of Change in Revenue and More Profitable Revenue Mix 7.4 +/- Selling, General & Administrative Expense (0.1) +/- Stock-Based Compensation 0.0 +/- Depreciation & Amortization 1.3 +/- Employee Termination & Restructuring Costs 0.3 Q3'13 Operating Income $39.2

Lottery Systems ($ in millions) 10 ▪ Equipment sales revenue growth primarily represents increased sales of hardware and software to international customers ▪ Increase in service revenue principally reflects the benefit of higher international service revenue and two large Powerball ® jackpots ▪ Increase in D&A principally due to new hardware development and terminals deployed $276.8 $236.0 LTM Revenue for Periods Revenue Q3'12 Revenue $61.9 Equipment Sales 5.3 Service Revenue 1.8 Q3'13 Revenue $69.0 Operating Income Q3'12 Operating Income $8.9 +/- Impact of Change in Revenue and More Profitable Revenue Mix 3.7 +/- Selling, General & Administrative Expense (1.2) +/- Stock-Based Compensation (0.1) +/- Depreciation & Amortization (3.0) Q3'13 Operating Income $8.3 $260.5

Gaming

($ in millions)

Revenue	
Q3'12 Revenue	**$35.4**
Lower Sales of Terminals to Bingo/Arcade and Non-U.K. Customers	(1.9)
Impact of Foreign Exchange on Service Revenue	(0.7)
Service Revenue Impact of Lower Gross Win in U.K. LBOs	(0.1)
Q3'13 Revenue[(1)]	**$32.7**

Operating Income	
Q3'12 Operating Loss	**($4.4)**
+/- Impact of Change in Revenue	(1.0)
+/- Selling, General & Administrative Expense	2.4
+/- Stock-Based Compensation	0.2
+/- Depreciation & Amortization	2.2
+/- Employee Termination & Restructuring Costs	1.5
Q3'13 Operating Income[(1)]	**$0.9**

(1) Scientific Games sold its installed base of gaming terminals in its pub business on March 25, 2013. The related results of operations for Q3'12 have been treated as discontinued operations, and the results presented for Q3'12 are for continuing operations only.



$104.4
$156.3
$140.3
Q3 '11
Q3 '12
Q3 '13
LTM Revenue for Periods

- **Service revenue declined slightly as weather-related and economic conditions impacted player activity leading to a 4.7% decrease in gross win, partially offset by an ~1,400 unit increase in the installed base of U.K. server-based gaming terminals to ~19,850 units at quarter-end**
- **Completed installation of ~7,000 new *Infinity™* terminals at Gala Coral estate**
- **Decrease in SG&A primarily reflects lower accounts receivable reserves and cost savings initiatives**
- **Decrease in D&A reflects a write-down of used gaming terminals in the prior-year period**
- **Lower employee termination and restructuring costs due to expenses in prior-year period related to reorganization of the Gaming business**

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Earnings Analysis

($ in millions, except for EPS)

	Description	Segment	Income Statement Line Impacted	Impact on Attributable EBITDA Third Quarter 2013	Impact on Attributable EBITDA Third Quarter 2012	Impact on Reported EPS Third Quarter 2013	Impact on Reported EPS Third Quarter 2012
Credit Agreement Adjustments							
Debt-related fees and charges	Write-off of deferred financing costs in connection with debt refinancing in Q3'12	Corporate	Other Income/Expense	-	$ 15.5	-	$ (0.17)
Specified permitted add-backs	Management transition, transaction and restructuring expenses	All	SG&A and Restructuring	$ 0.2	$ 2.3	$ (0.00)	$ (0.02)
Playtech royalties and fees	Royalty fees related to Videobet platform	Gaming	Cost of Services	$ 2.2	$ 1.8	$ (0.02)	$ (0.02)
Acquisition Advisory Fees	Fees and expenses related to the WMS acquisition in Q3'13; Fees and expenses primarily related to acquisitions in Q3'12	All	SG&A	$ 2.5	$ 0.5	$ (0.03)	$ (0.00)
Non-cash stock-based compensation expenses	Non-cash compensation expense related to issuance of stock options and restricted stock units	All	SG&A	$ 5.8	$ 5.9	$ (0.06)	$ (0.06)
Not Credit Agreement Adjustments							
Non-cash charge	Write down of obsolete equipment in Q3'12	Gaming	Depreciation	-	$ 6.7	-	$ (0.06)
Non-cash charge	Increase in accounts receivable reserves	Gaming/Lottery Systems	SG&A	$ 1.0	$ 2.4	$ (0.01)	$ (0.02)
Non-cash charge	Accelerated depreciation of equipment related to reorganization of Australian printing operations in Q3'12	Printed Products	Depreciation	-	$ 1.9	-	$ (0.01)
Non-cash charge	Impact of foreign exchange transaction loss/gain	All	Other Income/Expense	$ 0.2	$ (0.0)	$ (0.00)	$ 0.00

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